SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): June 19, 2001
                                                         (April 10, 2001)


                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



        .... DELAWARE....................1-9318....................13-2670991...
       (State or other jurisdiction   (Commission               (IRS Employer
        of incorporation)              File Number)          Identification No.)



        777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA........ 94404...
        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code. (650) 312-3000

                       ----------------------------------------------
               (Former name or former address, if changed since last report)

Item 1-6. Not Applicable


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)  Financial Statements of the Business Acquired.


          This Amendment is being filed to the Current Report on Form 8-K, filed on April 10, 2001 by Franklin Resources, Inc., a Delaware corporation ("Franklin" or the "Registrant"), in connection with its acquisition of Fiduciary Trust Company International, a bank organized under the New York State Banking Law ("Fiduciary"). The acquisition was accomplished by way of a share exchange pursuant to Section 143-a of the New York State Banking Law (the "Acquisition"). The Acquisition was completed on April 10, 2001.


          The Registrant has determined that pursuant to Item 7 on Form 8-K and the requirements of Regulation S-X, the financial statements of Fiduciary do not need to be filed on Form 8-K.


      (b)   Pro Forma Financial Information.


          The Registrant has determined that pursuant to Item 7 on Form 8-K and the requirements of Article 11 of Regulation S-X, the pro forma financial statements giving effect to the Acquisition do not need to be filed on Form 8-K.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FRANKLIN RESOURCES, INC.


Date:  June 19, 2001                 By:      /s/ Leslie M. Kratter
                                              ---------------------
                                     Name:    Leslie M. Kratter
                                     Title:   Senior Vice President